Exhibit 10.12

DEED OF ASSIGNMENT

THIS ASSIGNMENT (the “Assignment”) is made on the 16th day of November 2005 by and between PERENCO OIL AND GAS (CAMEROON) LTD. whose principal place of business is at BP 1225, Douala, Cameroon (hereinafter referred to as “PERENCO”) and KOSMOS ENERGY CAMEROON HC, whose principal place of business is at [8401 North Central Expressway, Suite 280, Dallas, Texas 75230] (hereinafter referred to as “KOSMOS”).

WITNESSETH THAT :

(A)          By a Decree 2005/249 dated 30 June 2005 PERENCO and Société Nationale des Hydrocarbures (“SNH”) were granted the Kombe-Nsepe Permit, Cameroon (the “Permit”); and

(B)           PERENCO and SNH are parties to a Convention d’Etablissement and a Contrat d’Association dated 11 December 1997 (the two collectively the “Contract”) previously governing the Kombe and Nsepe Permits and which continue to govern the Permit; and

(C)           PERENCO wishes to transfer and assign to KOSMOS a thirty five per cent (35%) undivided participating interest in, under and pursuant to the Permit and, to the extent it relates to the Permit, the Contract.

NOW THEREFORE in consideration of the premises and mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows :

1.             PERENCO hereby transfers and assigns to KOSMOS a thirty five per cent (35%) undivided participating interest in, under and pursuant to the Permit and, to the extent it relates to the Permit, the Contract.

2.             This Assignment is made subject to, and KOSMOS agrees to be bound by, all of the terms, provisions and conditions of the Permit and, to the extent it relates to the Permit, the Contract and all amendments thereto and all laws, rules and regulations of Cameroon insofar as they apply or relate to the Permit and the Contract or the area covered thereby.

WITNESS OUR HANDS this 16th day of November 2005.

ATTEST:

	Signed by :	/s/ PERENCO OIL AND GAS (CAMEROON) LTD.
Witness	Name :

Title :

For and on behalf of PERENCO OIL AND GAS (CAMEROON) LTD.

ATTEST:

	Signed by :	/s/ KOSMOS ENERGY CAMEROON HC
Witness	Name :

Title :

For and on behalf of KOSMOS ENERGY CAMEROON HC